SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 19, 2004

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER INDUSTRIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

2160 SATELLITE BLVD., SUITE 200, DULUTH, GEORGIA	30097

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(770) 495-5100

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

160 BEN BURTON ROAD, BOGART, GEORGIA 30622

(FORMER ADDRESS)

ITEM 5.     OTHER EVENTS

The Company’s 2004 Annual Meeting of Shareholders has been rescheduled to be held on May 26, 2004, rather than May 14, 2004, as previously disclosed in the Company’s report on Form 8-K filed on October 27, 2003. A shareholder may bring business before the 2004 Annual Meeting of Shareholders, other than a proposal included in the proxy statement, if the shareholder complies with the requirements specified in the Company’s bylaws which have been filed with the Securities and Exchange Commission on an Exhibit to our report on Form 10-Q filed September 13, 2000. Under the bylaws, in order to be considered or brought before the 2004 Annual Meeting of Shareholders, any such proposal or nomination must be received by February 29, 2004 at the Company's corporate offices set forth below. In addition, all proposals or nominations must contain the information specified in Article I, Section 8 of the bylaws.

Roper Industries, Inc.
2160 Satellite Boulevard, Suite 200
Duluth, GA 30097
Attention: General Counsel

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL POSITION

On February 19, 2004, during the Roper Industries, Inc. (the “Company”) conference call to discuss its earlier release of its fiscal year 2003 financial results, the Company delivered the slide presentation, and a copy of which is furnished as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Not Applicable

(b)	Pro Forma Financial Statements

Not Applicable

(c)	Exhibits

99.1 Slide Presentation related to Fiscal Year Results of Roper Industries, Inc. dated December 31, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.

(Registrant)

BY: /s/ Martin S. Headley

Martin S. Headley, Vice President, Chief Financial Officer	Date: February 19, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation of Fiscal Year Results of the Company dated February 19, 2004